Fair Value Measurement - Summary of Changes in Fair Value of all Financial Assets and Liabilities Measured at Fair Value on Recurring Basis Using Significant Unobservable Inputs (Detail) (Contingent consideration obligations [Member], USD $)
In Millions, unless otherwise specified
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Contingent consideration obligations [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 181.6	$ 198.5
Net transfers in to (out of) Level 3
Purchases and settlements, net	197.3	37.2
Net accretion and fair value adjustments	(21.3)	(51.1)
Foreign currency translation	5.5	(3.0)
Ending Balance	$ 363.1	$ 181.6